U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 17, 1998
                Date of Earliest Event Reported: September 3, 1998




                                  NEWGOLD, INC.
                                  -------------
          (Exact Name of Small Business Issuer as Specified in Charter)


  Delaware                           0-20722                     16-1400479
-------------                        -------                 -------------------
(State or Other               (Commission File No.)          (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                               35265 Willow Avenue
                               Post Office Box 230
                          Clarksburg, California 95612
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 (916) 665-1840
                     --------------------------------------
                           (Issuer's Telephone Number)






                     --------------------------------------
                   (Former Name, if changed since Last Report)

Item 1. Changes in Control of Registrant.

N/A

Item 2. Acquisition or Disposition of Assets.

N/A

Item 3. Bankruptcy or Receivership.

N/A

Item 4. Changes in Registrant's Certifying Accountants

         On September 10, 1998 the Registrant received a letter from KPMG Peat Marwick LLP stating that they had resigned as Newgold, Inc.'s principal accountants. The Former Accountant did not state any reason for resigning in its resignation letter to the Company.

         The accountant's report issued by KPMG Peat Marwick for the year ended January 31, 1997, regarding the consolidated financial results and condition of the Company were qualified as to the "Going Concern" status of the Company. The reports, otherwise contained no adverse or qualified opinions, nor were they modified as to audit scope or accounting principal.

         The Company is in the process of seeking new independent accountants.

Item 5. Other Events

N/A
Item 6. Resignation of Registrant's Directors

N/A

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

     Exhibit 1. Letter of Resignation  from KPMG Peat Marwick LLP.
     Exhibit 2. Letter of Approval of Form 8K from KPMG Peat Marwick LLP.

Item 8.  Change in Fiscal Year

N/A

Item 9.  Sale of Equity Securities under Regulation S.
                  (Required until January 1, 1999)

N/A

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized .

                                            NEWGOLD, INC.

Date:  September 17, 1998                   By: /s/Arthur Scott Dockter
                                               ------------------------
                                            Arthur Scott Dockter,
                                            President